Advances for Vessels and Drillships under Construction and related costs	6 Months Ended
Jun. 30, 2014
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions
6. Advances for Vessels and Drillships under Construction and related costs: The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2 of the Consolidated Financial Statements for the year ended December 31, 2013. The movement of the account during the six month period ended June 30, 2014 was as follows:

June 30, 2014
Balance at December 31, 2013	$679,008
Advances for vessels/drillships under construction and related costs	632,634
Drillships delivered	(734,573)
Balance at June 30, 2014	$577,069

On April 12, 2011, the Company concluded an order with an established Chinese shipyard for two 176,000 dwt drybulk vessels, namely hull number H1241 and H1242, for an aggregated price of $54,164 per vessel. On March 26, 2013, the Company concluded two Memoranda of Agreement, with an unrelated party for the sale of two Capesize newbuildings, Hull 1241 and Hull 1242, for a sale price of $71,000 in the aggregate. An impairment loss of $31,617 in the aggregate, was recognized, as a result of the reduction of the vessels' carrying amount to their fair value. In addition, an amount of $10,245 related to this agreement was paid and included in "Contract termination fees and other" in the unaudited 2013 interim condensed consolidated financial statements. On May 23, 2013 and June 17, 2013, Hull 1241 and Hull 1242, were delivered to their new owners, respectively.

In connection with the acquisition of OceanFreight, the Company acquired the orders for five Very Large Ore Carriers, or VLOCs from an established Chinese shipyard. On September 10, 2012, the vessel Fakarava was delivered to the Company while on May 23, 2013 and June 18, 2013, the Company took delivery of its newbuilding VLOC's Negonego (ex. H1229) and Rangiroa (ex. H1228), respectively. During March 2013, the Company accepted an offer from an entity affiliated with Mr. George Economou (Note 4) for the novation of the shipbuilding contracts of two VLOC under construction, Hull 1239 and Hull 1240, scheduled for delivery during the fourth quarter 2013 and the first quarter 2014, respectively. An impairment loss of $11,873, in the aggregate, was recognized, as a result of the reduction of the vessels' carrying amount to their fair value. In addition, due to the novation agreements which were signed on April 17, 2013, an amount of $18,305 has been paid and included in "Contract termination fees and other" in the unaudited 2013 interim condensed consolidated financial statements.

On March 24, 2014 the drillship Ocean Rig Athena was delivered to the Company. The Ocean Rig Apollo and the Ocean Rig Santorini, for which the Company has paid $235,656 and $127,000 to the yard, respectively, are scheduled to be delivered in January 2015 and June 2016, respectively.

On April 8, 2014, two contracts between Drillship Crete Owners Inc. and Drillship Amorgos Owners Inc., two wholly owned subsidiaries of Ocean Rig, the Company`s majority owned subsidiary and Samsung Heavy Industries Co., Ltd (“Samsung”) became effective for the construction of two 7th generation new integrated design drillships at Samsung and paid $76,600 as first installment to the yard for each of the new drillships. The drillships are scheduled to be delivered to the Company in February 2017 and June 2017, respectively. The total project cost is approximately $685,000, per drillship.